UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2005, New Century Financial Corporation, a Maryland corporation (the “Company”), filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland. The Articles Supplementary classified 4,830,000 authorized but unissued shares of preferred stock, par value $0.01 per share, of the Company as 9.125% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (“Series A Preferred Stock”), of the Company. The classification increased the number of shares of Series A Preferred Stock from no shares immediately prior to the classification to 4,830,000 shares immediately after the classification. The Series A Preferred Stock has the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption and other terms and conditions as set forth in the Articles Supplementary. The Articles Supplementary are attached as Exhibit 3.4 hereto and are incorporated by reference herein.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On June 15, 2005, the Company entered into an underwriting agreement with Bear Stearns & Co. Inc., as representative of the several underwriters named in Schedule A thereto (the “Underwriters”), relating to the sale of 4,200,000 shares of Series A Preferred Stock and the grant of an option by the Company to the Underwriters to purchase all or any part of an additional 630,000 shares of Series A Preferred Stock to cover overallotments, if any. The underwriting agreement is attached as Exhibit 1.1 hereto and is incorporated by reference herein. In addition, an opinion of Ballard Spahr Andrews & Ingersoll, LLP, relating to the due incorporation, valid existence and good standing of the Company under Maryland law and the validity of the Series A Preferred Stock, is attached as Exhibit 5.1 hereto and is incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 15, 2005, by and between New Century Financial Corporation, a Maryland corporation, and Bear Stearns & Co. Inc., as representative of the several underwriters named in Schedule A thereto.

3.4	Articles Supplementary of New Century Financial Corporation, a Maryland corporation, relating to 9.125% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share.

5.1	Legal opinion of Ballard Spahr Andrews & Ingersoll, LLP.

23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

June 21, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

1.1	Underwriting Agreement, dated June 15, 2005, by and between New Century Financial Corporation, a Maryland corporation, and Bear Stearns & Co. Inc., as representative of the several underwriters named in Schedule A thereto.

3.4	Articles Supplementary of New Century Financial Corporation, a Maryland corporation, relating to 9.125% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share.

5.1	Legal opinion of Ballard Spahr Andrews & Ingersoll, LLP.

23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1).